Fees Summary	Dec. 11, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,983,515,000
Previously Paid Amount	0
Total Fee Amount	762,976.17
Total Offset Amount	0
Net Fee	$ 762,976.17